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                                                                EXHIBIT 23.2


              Consent of Ernst & Young LLP, Independent Auditors


We consent to the incorporation by reference in the Current Report on Form 8-K of Insmed Incorporated of our report dated May 28, 1999, with respect to the consolidated financial statements of Celtrix Pharmaceuticals, Inc. included in the Registration Statement on Form S-4 (No. 333-30098) and Prospectus of Insmed Incorporated, filed with the Securities and Exchange Commission.



                                                /s/ Ernst & Young LLP




Palo Alto, California
June 14, 2000